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                                                                   EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports, included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-80417.

                                                 ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
March 18, 1998